UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2006

Citibank (South Dakota), National Association
on behalf of
Citibank Credit Card Master Trust I
                                                                                                                    (Issuing Entity in respect of the Collateral Certificate)
                                                                                                                                                                 and
Citibank Credit Card Issuance Trust
(Issuing Entity in respect of the Notes)
                                                                                                                          (Exact name of registrant as specified in charter)

                                                                         United States of America                                                 46-0358360
                                                                  (State or other jurisdiction of incorporation)                                    (I.R.S. Employer Identification No.)

                                                                                                                     333-131355
                                                                                                               (Commission File Number)

                                                                                                       701 East 60th Street, North
                                                                               Sioux Falls, South Dakota                                           57117
                                                                           (Address of principal executive offices)                                                 (Zip Code)

Registrant's telephone number, including area code: (605) 331-2626
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 12, 2006, Citibank Credit Card Issuance Trust issued a tranche of Notes of the Citiseries entitled 5.70% Class 2006-C2 Notes of May 2011 (Legal Maturity Date May 2013) in the principal amount of $200,000,000. The terms of the Class 2006-C2 Notes are set forth in the Terms Document dated May 12, 2006 and attached hereto as Exhibit 4. On May 12, 2006, Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., delivered a legality opinion with respect to the Class 2006-C2 Notes and Cravath, Swaine & Moore LLP delivered a tax opinion with respect to the Class 2006-C2 Notes. The legality and tax opinions are attached hereto as Exhibit 5.1 and Exhibit 8.1, respectively.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture dated as of September 26, 2000, as amended by Amendment No. 1 thereto dated as of November 14, 2001, each between the issuance trust and Deutsche Bank Trust Company Americas, as trustee.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit 4  Terms Document dated May 12, 2006 with respect to the Class 2006-C2 Notes

Exhibit 5.1  Opinion of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., with respect to legality of the Class 2006-C2 Notes

Exhibit 8.1  Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2006-C2 Notes

Exhibit 23.1  Consent of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

Exhibit 23.2  Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

                                                                                   SIGNATURES

                      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  CITIBANK (SOUTH DAKOTA),
                                                                                       NATIONAL ASSOCIATION,
                                                                                 as Depositor and Servicer of Citibank Credit Card
                                                                                 Master Trust I and as Depositor and Managing
                                                                                 Beneficiary of Citibank Credit Card Issuance Trust
                                                                                 (Registrant)

                                                                    By:  /s/ Douglas C. Morrison
                                                                           ----------------------------------
                                                                                  Douglas C. Morrison
                                                                                  Vice President

Dated: May 12, 2006

EXHIBIT INDEX

Exhibit No.  Description

        4                        Terms Document dated May 12, 2006 with respect to the Class 2006-C2
                                  Notes

        5.1                     Opinion of Michael S. Zuckert, Esq., General Counsel, Finance and
                                  Capital Markets of Citigroup Inc., with respect to legality of the Class
                                  2006-C2 Notes

        8.1                     Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2006-C2 Notes

        23.1                   Consent of Michael S. Zuckert, Esq., General Counsel, Finance and
                                  Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

        23.2                   Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)